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                                                                    EXHIBIT 10.3

                                    AGREEMENT

         This Agreement is made and entered into as of the 20th day of December, 1994 by and among GLENBOROUGH INLAND REALTY CORPORATION, a California corporation ("Glenborough"), RANCON FINANCIAL CORPORATION, a California corporation ("Rancon"), DANIEL LEE STEPHENSON individually ("DLS") and as the trustee of the Daniel Lee Stephenson Family Trust dated December 10, 1987 ("DLS Trust"), those entities described on Exhibit A hereto under the caption "General Partners" and any affiliate of such general partners who may later be admitted to the Partnerships as additional General Partners (collectively the "General Partners") who constitute all of the General Partners of the Limited Partnerships named under the caption "Partnerships" in Exhibit A hereto (the "Limited Partnerships") and hold the partnership interests indicated next to each General Partner's name on Exhibit A hereto and the Limited Partnerships. The Limited Partnerships are herein sometimes also collectively called the "Partnerships." Glenborough, Rancon, DLS, the General Partners and the Partnerships are herein sometimes collectively referred to as the "Parties."

         WHEREAS, Rancon and DLS have been managing general partners of the Partnerships and have determined that Rancon can no longer manage the Partnerships without incurring substantial losses; and

         WHEREAS, Glenborough has the expertise and capacity to efficiently and economically manage the Partnerships and has agreed

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to do so for fixed fees which are no greater than fees previously charged to the
Partnerships by the General Partners; and

         WHEREAS, the consideration received by Rancon, DLS and the DLS Trust pursuant to this Agreement shall be used to defray debt, taxes, space and equipment lease payments and other obligations of Rancon and DLS; and

         WHEREAS, the parties hereto intend by this Agreement (a) to provide the terms and conditions whereby Glenborough will provide asset management services for the General Partners and provide for the Partnerships (i) all partnership administrative services which the General Partners and their affiliates are obligated to perform for or render to the Partnerships, subject to certain controls by the General Partners, (ii) real estate brokerage services and/or acquisition or disposition consulting services and (iii) property management services for the properties owned, operated or managed, in whole or in part, by the Partnerships and (b) to provide a basis whereby Glenborough shall receive all general partner Partnership distributions to the General Partners and may be substituted as the general partner of the Limited Partnerships; and

         WHEREAS, for the purposes of this Agreement, "Ownership Interests" shall include, without limitation, all types of general partnership equity interests, whether held directly or indirectly, through a partnership, corporation or other entity, or through a series or combination thereof.

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         NOW, THEREFORE, in consideration of the mutual covenants and conditions herein contained, the parties hereto agree as follows:

         1. General Partner Consulting Agreement. Glenborough agrees, during reasonable business hours, to consult with the General Partners concerning the management of the Partnerships and the properties owned by the Partnerships and such changes as should be made with respect thereto. In addition, Glenborough shall render the specific services provided in the Management Agreement referenced in Section 4 hereof.

         2.       Consideration Payable by Glenborough.

                  a. Consideration at Closing. As consideration for the execution of this Agreement and the performance hereunder by Rancon, DLS and the General Partners, and in consideration of the rights which Glenborough will acquire pursuant to the Management Agreement, Glenborough shall deliver to the General Partners the following consideration, all to be delivered at the Closing except the cash payment described in section 2.a.iv shall be paid as provided in
Section 2.b below:

                           i. Cash payable directly to Rancon employees Judy Henrich-$119,700; Roy
                                    Storrasli-$131,250; and Robert
                                    Kirkpatrick-$562,300 as consideration for their respective covenants not to compete with Glenborough, in total amount of . .$813,250.00

                           ii. Assumption of the Debt of the Daniel Lee Stephenson Family Trust dated

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                                    December 10, 1987 to Mitsui Bank (with
                                    interest paid current to Closing) . .
                                    1,715,000.00

                           iii.     Cash payable to the DLS Trust 1,000,000.00

                           iv.      Cash payable to DLS Trust as provided in
                                    Section 2.b. below . . . . . . . . . .
                                    1,900,000.00

                           v. Note payable to the DLS Trust (term - 24 months; equal monthly payments without interest, commencing February 1, 1995) . . .
                                    . . . . . . . 1,566,000.00
                                    TOTAL . .. . . . . . . . . .  $6,994,250.100

                  b. Payment of Section 2.a.,iv Cash. Under separate agreement, Glenborough has agreed to purchase the assets of Rancon Current Yield 12+ L.P. ("Fund 12") on or before September 30, 1995 for the sum of ONE MILLION EIGHT HUNDRED THIRTY THOUSAND DOLLARS ($1,830,000). The $1,900,000 cash portion of the consideration provided for in Section 2.a.iv, above, ,shall be paid upon closing of the transaction described in the preceding sentence. Should that transaction not close on or before September 30, 1995,Glenborough shall pay said $1,900,000 cash to the DLS Trust, on October 2, 1995 and shall not thereafter be obligated to purchase the Fund 12 assets pursuant to the separate agreement providing for such purchase.

                  c. Adjustments to Note. Should the Management Agreement provided for herein be terminated for cause at any time

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prior to payment in full of sums due under the Note provided for in Section
2.a.v, the Note shall then be canceled and no further performance or payment thereunder by Glenborough shall thereafter be required.

         3.       Consideration Payable by General Partners.

                  a. The General Partners are entitled to receive the distributions described on Exhibit B hereto ("Distributions") as a consequence of their general partner interests in the Partnerships. In addition to the consideration provided for in the Management Agreement, the General Partners agree to pay to Glenborough an amount equal to the total amount which all general partners, including but not limited to the General Partners, shall receive at any time as Distributions to general partners from the Partnerships. The parties acknowledge that certain General Partners' interests have been assigned to certain employees of Rancon prior to the date of this Agreement, and the General Partners hereby agree that all general partner interests in all of the Partnerships shall be subject to the General Partners' control and all rights therein assigned or transferred as provided by the terms of this Agreement. When at any time and as any General Partner receives any of such Distributions, such General Partner shall forthwith pay to Glenborough an amount equal to the amount received by such General Partner as a Distribution within ten (10) days after the General Partner's receipt thereof. Such amount paid to Glenborough

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is referred to as the "Distribution Fee." It is the intention of the parties that Exhibit B hereto and the reference to "Distribution" or "Distributions" herein is intended to include all distributions to which the General Partners are entitled on account of their general partner interests in the Partnerships, whether or not the same may be listed in Exhibit B. Should the Partnership fail to deliver to General Partner any Distribution, or part thereof, to which General Partner is entitled within thirty (30) days after the Distribution is due and payable, General Partner agrees to take all necessary actions, including without limitation filing of legal action, to obtain the' Distribution as soon as reasonably possible and, if General Partner fails to take such action or to prosecute such action in a timely manner, as determined in Glenborough's sole discretion, Glenborough shall have the right to receive from General Partner and General Partner shall deliver within seven (7) days after written request (given by notice as provided in Section 24) an effective assignment of General Partner's claim for such Distribution including the right to bring legal action therefor.

                  b. Rancon shall assign to Glenborough all of its right, title and interest in the organizational; and transitional ("O&T") fee receivable from Rancon Pacific Realty, L.P. by delivery to Glenborough at the Closing of Rancon's executed assignment in the form attached hereto, marked Exhibit "C."

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                  c.       Rancon and DLS shall deliver to Glenborough their
irrevocable and unconditional proxy, effective for a term of ten (10) years from and after the Closing, granting to Glenborough the sole right to vote and represent all limited partnership interests held by Rancon 'or DLS in any Partnership in the form attached hereto marked Exhibit "D."

                  d. DLS agrees not to compete with Glenborough in any manner which affects the General Partner's interests or the Partnerships which are the subject of this Agreement.

         4. Partnership, Management, Administration and Consulting Services. Each General Partner, on behalf of each Partnership for which it serves as general partner, and not on behalf of any other Partnership, does hereby agree at the Closing to enter into the Management, Administration and Consulting Agreement in the form of Exhibit F hereto with Glenborough (the "Management Agreement"), each such Management Agreement shall, be effective as of the date of the Closing and provide for commencement of Glenborough's services thereunder on the Closing Date.

         5. Substitution of Glenborough as General Partner. The Parties intend that Glenborough, or an affiliate of Glenborough, shall have the opportunity, if and when Glenborough so requests and at its sole option and discretion, to substitute as the general partner of each of the Limited Partnerships and to substitute as general partner of each of the subsidiary partnerships of the Limited Partnerships (the "Substitution") and thereby become the

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sole general partner of each Limited Partnership in which such Substitution is made. The Substitution shall, if approved, be made by transfer to Glenborough of a one percent (1%) General Partner interest in the Partnership, which interest shall be free and clear of any liability or obligation, (contingent or otherwise), lien or encumbrance, including without limitation any and all deficit capital account payment obligations. Such one percent (1%) interest may be: (a) limited partnership Unit(s) converted to a 1% general partner interest in the Partnership; (b) pursuant to an amendment, approved by the limited partners, to the Limited Partnership Agreement involved reallocating and amending the rights, preferences and privileges of the 1% general partner interest, provided that interest is assigned and transferred to Glenborough free and clear of all obligations as described above; or (c) all or a portion of the general partner interest of the assigning General Partners constituting a 1% general partner interest in the Partnership, provided such existing General Partners' interests are assigned and transferred to Glenborough free and clear of all obligations as described above. The one percent (1%) general partner interest shall be assigned and transferred to Glenborough for no consideration in addition to that provided for in this Agreement.

         The General Partners will cooperate fully with Glenborough with respect to any Substitution that Glenborough may propose; provided Glenborough and any such affiliate which is proposed for

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Substitution (a) are not in default under this Agreement or the Management
Agreement and the duties and responsibilities under the Management Agreement have been performed in a commercially reasonable, competent and professional manner and (b) the proposed substitute general partner is of good financial standing and has the net worth requisite to assure that the Partnership will be treated as a partnership under the applicable provisions of the Internal Revenue Code. The Parties recognize that any Substitution will require the solicitation and receipt of the consent of the limited partners in each of the Limited Partnerships affected and that the consent with respect to all of the Partnerships may not be obtained. If such consent is not obtained from a Partnership, the provisions of this Agreement for payment of the Distributions to Glenborough and any other post-Closing performance by the parties and the effectiveness of the Management Agreement concerning the Partnership for which the consent was not obtained shall not be affected, except that if the Substitution is not effected for a Partnership by that date ten (10) years after the closing Date, the Management Agreement may terminate as provided for below in this Section 5.

         Upon receipt of the consent, the General Partners of the Partnership from which the consent is obtain shall execute and deliver, to Glenborough a written assignment of the one percent (1%) General Partners interest in the Partnership described above, which shall be the sole general partner interest in that

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Partnership as of the date of such assignment. The balance of the General
Partners' interest as a general partner in the Partnership, if any, shall be converted to a limited partner interest effective on or before the date of such assignment, or terminated in any other manner which results in the interest assigned to Glenborough being the only general partner interest in the Partnership as of and after the assignment. Should any General Partner's interest be converted to a limited partner interest in the Partnership as provided for in this Section 5, Glenborough shall be given a proxy in the form of Exhibit "D" hereto, unconditional and irrevocable for a period of ten (10) years, granting Glenborough the sole right to vote and represent the Units or other converted limited partner interest. The parties recognize that, in connection with any Substitution, Glenborough will require as a condition thereto consent of the partners affected thereby to the amendment of the agreements establishing the Partnership, affected thereby to change the compensation of the general partner to substantially conform to the provisions of the Management Agreement. The reasonable costs and expenses of each solicitation of (Partnership consent to a Substitution shall be paid by the Partnership. So long as there has not been a Substitution of general partner in a Partnership, without the consent of the General Partners and Glenborough no change will be made in the Distributions from that Partnership. The General Partners shall be and remain responsible for any and all obligations, contingent or otherwise, which they may have to

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the Partnership and/or to any third parties prior to the Substitution, including without limitation any and all deficit capital account payment obligations, and it is understood that Glenborough is not obligated to assume any liability or obligation with respect thereto except as may otherwise be specifically provided by the terms of this Agreement and the Management Agreement as a consequence of the performance by Glenborough of the services assumed by it hereunder and under the Management Agreement.

         The parties hereto intend that all Substitutions will occur on or before January 2, 2005, each to occur within a reasonable time, not more than 60 days, after the respective General Partner receives written request from Glenborough to seek consent of the subject Partnership. The January 2, 2005 date for completion of the substitution may be extended upon the request of Glenborough with the consent of Rancon, which consent shall not be unreasonably withheld. If any Substitution does not occur within ten (10) years after the Closing Date, the Management Agreement shall terminate as to the Partnership for which the substitution was not obtained unless the Partnership Agreement for the involved Partnership allows the General Partner to resign without dissolving the Partnership, in which case the General Partner shall then resign and a new General Partner be appointed as provided for in the subject Partnership Agreement, and in such case the Management Agreement shall not terminate as to that Partnership.

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         The General Partners each agree that, so long as the Management
Agreement is in effect as to any Partnership for which they are General Partner, they will not take any action which would cause the Partnership to dissolve, including resigning as General Partner if such act would cause dissolution.

         Nothing in this Agreement shall be interpreted as requiring Glenborough to substitute as a General Partner in any Partnership, which it may do, or request be done, if and when it so elects in its sole discretion.

         6.       Power of Attorney and Proxy.

                  a. Grant of Power of Attorney and Proxy. To facilitate the exercise of the powers granted Glenborough under this Agreement and under the management Agreement, including the planned Substitution, each General Partner hereby appoints and constitutes Glenborough as attorney-in-fact and proxy holder (referred to herein in such capacities as the "Attorney-in-Fact"), with power and authority to act in the best judgment of its officers, in the name and on behalf of such General Partner (except as otherwise provided by law) in the negotiation, execution, acknowledgement, verification, delivery, recording and filing of documents to accomplish with respect to the Partnerships hereto only the purposes of this Agreement and the Management Agreements, such actions to include without limitation (i) the execution of any and all documents including without limitation new partnership agreements, amendments of existing partnership agreements, certificates of partnership,

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statements of partnership or other documents required to be filed or recorded, consents, resolutions, affidavits, applications or proxies, and all contracts and leases, authorized or otherwise permitted by the terms of this Agreement and the Management Agreement, (ii) the attendance at meetings and casting of any ballots or votes necessary to accomplish such purposes, (iii) the further cooperation as necessary or desirable in the sole discretion of Glenborough to obtain the consents of lenders or other parties including spouses, and (iv) recommending the accomplishment of the purposes and mechanics of this Agreement to the limited partners of the Limited Partnerships, to the California Department of Corporations and other appropriate regulatory bodies and to such other persons as may be deemed necessary or appropriate by Glenborough. Within ten (10) business days of executing a document pursuant to the powers granted under this Paragraph 6, (other than a contract or lease executed pursuant to the Management Agreement which, by the terms thereof, does not require the prior approval of a General Partner) Glenborough shall provide a copy of such document to each General Partner holding an ownership Interest in the Partnership to which the document relates. Notwithstanding the foregoing, no power or authority is granted hereunder with respect to any of the matters specifically referenced above that require the written consent or approval of a General Partner under the provisions of the Management Agreement unless and until such consent or approval shall have been given.

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         Where required, the General Partners will execute a power of attorney in recordable form to facilitate the exercise by Glenborough of the powers granted hereunder. Any power of attorney or proxy given pursuant to the terms of this Section 6.a shall be consistent with the terms of the Partnership Agreement of the Partnership involved.

                  b. Incidents of Power of Attorney and Proxy. The Power of Attorney and Proxy hereby granted by each General Partner to the Attorney-in-Fact:

                           i.       Is a proxy and special power of attorney
coupled with an interest, is irrevocable and shall survive both the death of the granting Party or any assignment by a Party of its ownership Interests;

                           ii.      May be exercised by the Attorney-in--Fact in
such form and manner as the Attorney-in-Fact reasonably deems appropriate including without limitation by signature or facsimile signature of the Attorney-in-Fact acting for any or all the General Partners; and

                           iii.     Includes the authority to take prudent
further action which shall be reasonably necessary or convenient in connection with any of the powers granted to the Attorney-in-Fact pursuant to this Paragraph, hereby giving the Attorney-in-Fact full power and authority to do and perform each and every act necessary or appropriate, in the reasonable discretion of the Attorney-in Fact, to be done to accomplish the purpose of this Agreement as

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fully as a General Partner might or could do if personally present, and hereby ratifying and confirming all that the Attorney-in-Fact shall lawfully do or cause to be done by virtue hereof.

                           iv.      Notwithstanding any statement herein to the
contrary, may not be exercised during any period of time that Glenborough shall be in default under any provision of this Agreement or the Management Agreement and a General Partner shall have given Glenborough notice of such default and such default shall remain uncured.

         7.       Indemnification.

                  a. Indemnification by Glenborough. Glenborough hereby agrees to save and hold DLS, Rancon, and those General Partners executing this Agreement, and their respective officers, directors, shareholders and general partners including, without limitation, Robert H.S. Kirkpatrick, Judy R. Henrich, John M. Shaw, Leroy o. Storrasli, Robert T. Pace, Phil Sroccolo and Robert Schmitt (collectively, "Related Parties") harmless and defend and indemnify them from and against any claim which may be made against any of them (including without limitation reasonable attorneys' fees and other costs and expenses incident to any suit, action or proceeding) arising out of or resulting from (i) the operation from and after the Effective Date of' each Partnership, whether or not Glenborough is substituted as a general partner pursuant to Paragraph 3 of this Agreement, to the extent caused by a grossly negligent act or omission of Glenborough, expressly excluding,

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however, liability arising from acts or omissions of Rancon, DLS or the General
Partners, (ii) any wrongful use (that is, use for a purpose unrelated to the Substitution of Glenborough as a general partner, the operation, or any other activity, of one of the Partnerships) of the powers granted in Section 6 hereof. Glenborough shall have the right to decide whether any suit, action or proceeding is settled, tried or appealed and to select and supervise counsel in connection with any such suit, action or proceeding provided it shall have given written notice to the indemnitees and such indemnitees shall not have reasonably objected to the proposed action within five (5) days after receipt of such notice or Glenborough shall have received the consent of the indemnitees to the proposed action, which consent will not be unreasonably withheld.

         Notwithstanding the foregoing or any other provision of this Agreement, no representation, warranty, undertaking or indemnity is provided under this Agreement by Glenborough to Rancon, DLS or any General Partner or their related parties for matters occurring or arising from acts or failures to act prior to the Effective Date and neither Glenborough nor any of its affiliates shall have any liability to Rancon, DLS or any General Partner or their related parties hereunder as a result of any fluctuation or reduction in the market or cash value of any ownership Interest for any reason whatsoever other than gross negligence or intentional misconduct committed by Glenborough or its affiliates.

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         8.       Indemnification by General Partners and Partnerships.

Rancon, DLS, DLS Trust, the Partnerships and each General Partner for itself alone, and not on behalf of any other General Partner, each hereby agrees (each an "Indemnitor" and collectively the "Indemnitors") to save and hold Glenborough, its officers, directors, shareholders, employees and agents ("Indemnitees") harmless and defend and indemnify the Indemnitees from and against any liability (including without limitation reasonable attorneys' fees and other costs and expenses incident to any suit, action or proceeding) arising out of or resulting from (a) any liability or obligation, contingent or otherwise, including without limitation any deficit capital account payment obligation, arising from the Partnership of which that Indemnitor was a partner, or is in any way related by contract arising prior to the Effective Date; (b) that Indemnitor's gross negligence or omission in regard to any Partnership occurring or arising from acts or failures to act prior to the Effective Date;
(c) except that DIS shall not be an Indemnitor as to this Section 8. (c), the presence or suspected presence in, on, or about any real property owned by any Partnership or which any Partnership may have an interest in of any toxic or hazardous substance, material or waste (as defined in any applicable Federal, State or local law or regulation), including, but not being limited to, the costs of investigation, containment, removal and/or clean-up, whether or not, the presence, or alleged presence, of such toxic or hazardous substance, material or waste

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constitutes a breach of any representation or warranty contained herein provided, however, the Indemnitors shall have liability under this subparagraph
(c) only with respect to any incident involving toxic or hazardous substances which occurred during the ownership of the property in question by a Partnership at a time when such Indemnitor had an interest therein or which such Indemnitor otherwise became aware of prior to the Closing and shall not apply to any occurrence on or after the Effective Date, or which occurred prior to the time the Indemnitor had an interest in the Partnership which owned the property in question and such Indemnitor is not, as of the Closing, aware thereof, or (d) any breach of this Agreement or the Management Agreement by such Indemnitor, including, without limitation, the falsity of any representation or warranty made herein by such Indemnitor. The Indemnitors shall have the right to decide whether any suit, action or proceeding is settled, tried or appealed and to select and supervise counsel in connection with any such suit, action or proceeding provided they shall have given written notice to the Indemnitees and such indemnitees shall not have reasonably objected to the proposed action within five (5) days after receipt of such notice or the Indemnitors shall have received the consent of the Indemnitees to the proposed action, which consent will not be unreasonably withheld.

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         9.       Closing.

                  a. The "Closing" provided for herein shall occur at the offices of Glenborough Realty corporation, 400 South El Camino Real, Suite 1100, San Mateo, CA 94402-1708 on January 3, 1995 at 11:00 a.m., (sometimes referred to as the "Closing Date") or such other time or place that the parties hereto may otherwise mutually agree, provided that, subject to completion of the Closing, the Effective Date of this Agreement shall be January 1, 1995 and performance by the parties under the management Agreement shall commence at 12:01 a.m. January 1, 1995.

                  b. It shall be a condition precedent to the Closing that all parties hereto have agreed to a Transition Agreement providing for the payment of expenses of the respective parties thereto incurred during transition, including without limitation provisions for the use of personnel and assets of each party and the tasks to be completed by each party during a transition period after the Closing.

         10. Deliveries by Glenborough. At the Closing, Glenborough shall deliver to the General Partners:

                  a. Cash consideration in the sum of ONE MILLION EIGHT HUNDRED THIRTEEN THOUSAND TWO HUNDRED FIFTY DOLLARS ($1,813,250) of which eight hundred thirteen thousand two hundred fifty dollars ($813,250) shall be paid directly to Rancon employees and one million dollars ($1,000,000) shall be paid to the DLS Trust;

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                  b.       The original executed note to DLS Trust in the
original principal amount of ONE MILLION FIVE HUNDRED SIXTY-SIX THOUSAND DOLLARS ($1,566,000).

                  c. An executed Assumption Agreement by which Glenborough assumes the Mitsui Bank debt described in Section 2.a. from the DLS Trust:

                  d.       An executed copy of the Management Agreement; and

                  e.       An executed counterpart original of the Proxy
Agreement.

                  f. Any other document necessary to complete performance of the Closing obligations of Glenborough.

         11. Deliveries by General Partners. At the Closing, Rancon, DIS, the General Partners and the Partnerships shall deliver to Glenborough the following:

                  a. Certified resolutions of each General Partner authorizing this Agreement and the transactions contemplated hereby;

                  b. An executed copy of the Management Agreement signed by all the General Partners and the Partnerships;

                  c. An executed assignment to Glenborough of the Rancon Pacific "O&T" fee payable to Rancon in the form attached hereto, marked Exhibit "C"; and

                  d.       An executed counterparts original of the Proxy
Agreement.

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

                  e. Any other document necessary to complete performance of the Closing obligations of Rancon, DLS and the General Partners.

         12. Scope of Agreement. With respect to a given General Partner, this Agreement is applicable solely to those Limited Partnerships in which such General Partner has an Ownership Interest. This Agreement shall not under any circumstances be construed as creating a partnership or any other relationship between or among any of the Parties where no such relationship otherwise exists.

         13. Effective Period. This Agreement and the power of attorney and proxy granted pursuant to section 6 hereof shall be effective as of the Effective Date and shall remain in effect, except as otherwise provided herein or in the Management Agreement, as to each Partnership until the winding up, termination or dissolution of such Partnership has been completed.

         14. Representations and Warranties of General Partners. Rancon, DLS and each General Partner, for itself alone and not on behalf of any other General Partner, and each Partnership hereby represents and warrants to and covenants with Glenborough as follows:

                  a. Except as otherwise disclosed in Schedule 14.a attached hereto, each is duly authorized' to execute this Agreement and the Management Agreement in the opacities indicated: each General Partner owns the General Partner's Ownership Interest held by it in each Partnership and its right to the Distribution free

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

and clear of all liens, encumbrances and adverse claims, has not encumbered, assigned, transferred or otherwise impaired such General Partner's Ownership Interest or right to Distributions from the Partnerships and is not in default under any provision of the agreements establishing the Partnerships in which it serves as General Partner;

                  b. The execution and performance of this Agreement will not materially violate any order, rule, judgment or decree to which such General Partner or any Partnership is subject or breach any contract, agreement or commitment by which he or it, or any Partnership, is bound;

                  c.       Reserved (intentionally deleted).

                  d. Each General Partner is an individual or a partnership, Rancon is a corporation and each of the Partnerships is a limited partnership duly organized, validly existing and in good standing under the laws of the State of its organization and is duly qualified to do business in the State of California and is duly qualified in each other jurisdiction where the failure to qualify would have a material adverse effect upon its business or financial condition; and

                  e. Each of the Partnerships in which each General Partner has an Ownership Interest:

                           i.       Is duly organized, validly existing and in
good standing under the laws of the State of its organization, and is duly qualified as a foreign partnership in each jurisdiction where the failure to so qualify would have a material adverse effect upon its business or financial condition.

                           ii.      Except as otherwise disclosed in Schedule
14.e.ii and schedule 14.e.ix attached hereto, to the best of Rancon's, the General Partners' and the Partnerships' knowledge, after due and diligent inquiry, is in full compliance in all material respects with all Federal, State and local laws, and regulations applicable to the conduct of its business, including, but not being limited to, all reporting requirements under all Federal and State securities laws, and all Federal, State and local laws and regulations governing or in any way relating to the generation, handling, manufacturing, treatment, storage, use, transportation, spillage, leakage, dumping, discharge or disposal (whether accidental or intentional) of any toxic or hazardous substances, materials or wastes, except to the extent that violation of any such laws and regulations, individually or in the aggregate, would not materially and adversely affect the financial condition, business prospects, properties, assets or results of operations of such General Partner and Partnership. Except as otherwise disclosed in Schedule 14.e.ii attached hereto, neither Rancon, any Partnership, nor any General Partner, is aware of or has received notice of any violation of any such law or regulation.

                           iii.     Except as otherwise disclosed in Schedule
14.e.ix attached hereto, there neither is, nor has been, any generation, handling, manufacturing, treatment, storage, use, transportation, spillage, leaking, dumping, discharge or disposal (whether accidental or intentional) of any toxic or hazardous substance, material or waste on, over or in any of the parcels of real property which are described in
Exhibit I, hereto.

                           iv.      Except as otherwise disclosed in Schedule
14.e.iv attached hereto, is not a party to any pending, or to Rancon's, DLS's, any General Partner's or any Partnership's actual knowledge, after reasonable inquiry, any threatened litigation, including, but not being limited to, any litigation arising out of the use, operation or ownership of any property in which any such Partnership may have an interest that might materially affect the use and operation of any such property, or any portion thereof, for its intended purpose or might detrimentally affect the value thereof or result in a material and adverse change in the business or financial condition of such Partnership.

                           v.       Except as disclosed in Schedule 14.e.v
attached hereto, is not in default with respect to the payment of any obligation for money borrowed or any obligation which is secured by any property owned or occupied by such Partnership or in which such Partnership has an interest, including without limitation delinquent taxes and assessments.

                           vi.      Except as disclosed in Schedule 14.e.vi
attached hereto, save and except for leases entered into in the ordinary course of business covering all or a portion of the property owned by such Partnership, each such Partnership is not a party to any material contract or other commitment terminable on more than thirty (30) days' notice, including, but not being limited to, any contract for real estate brokerage services which provides for services with respect to the sale or lease of any property, or any portion thereof, owned or occupied by such Partnership, or in which such Partnership has an interest.

                           vii.     Except as disclosed in Schedule 14.e-vii
attached hereto, is not a party to any obligation for money borrowed which is subject to recourse liability to the general assets of such Partnership or of such General Partner.

                           viii.    Is not a party to or subject to any
financing or refinancing which is in material violation of any provision of the agreements establishing such Partnership or any applicable rule of or restriction imposed by the California Commissioner of Corporations.

                           ix.      Except as otherwise disclosed in Schedule
14.e.ix attached hereto, has no material liability, fixed or contingent, whether recourse or non-recourse, including without limitation unpaid property taxes, except for the liabilities set forth on or otherwise disclosed in the financial statements of the Partnerships described on Exhibit H hereto, true and complete copies of which have been delivered to Glenborough, or incurred in the ordinary course of business after the date of the most recent balance sheet included on such financial statements and except to the extent that any such liability, individually or in the aggregate, would not materially and adversely affect the financial condition, business, properties, assets or results of operations of such Partnership.

                           x.       Except as otherwise disclosed in Schedule
14.e.x, is not in material default under any lease to which it is a party and is not a party to any lease covering more than Ten Thousand (10,000) square feet of space wherein any party thereto is in default, except to the extent any such default, individually or in the aggregate, would not materially and adversely affect the financial condition, business, properties, assets, or results of operations of such Partnership.

                           xi.      Except as otherwise expressly disclosed in
Schedule 14.e.xi attached hereto, is not a debtor in any proceeding under the Bankruptcy Code or an assignee under an assignment for the benefit of creditors.

                           xii.     Is in substantial compliance with all
material covenants, conditions, restrictions and other agreements applicable to any property owned by such Partnership, or in which such Partnership has an interest, including, but not being limited to, the provisions of any applicable association which holds rights in any common areas which form a part of any such property except to the extent such failure to comply, individually or in the aggregate, would not materially and adversely affect the financial condition, business, properties, assets ar results of operations of such General Partner.

                           xiii.    Except as expressly disclosed in Schedule
14.e.xiii attached hereto, to Rancon's, DLS's, each General Partner's and each Partnerships' current, actual knowledge, without further inquiry, there is no existing, proposed or contemplated plan, study or effort of any governmental agency or authority which, in any way, would materially affect the use of any property owned by such Partnership, or in which such Partnership may have an interest, or any portion thereof, for its presently intended use.

                           xiv.     Owns the assets described on Exhibit I
hereto and, with respect to interests in real property (based solely upon such title insurance as such Partnership may hold with respect thereto), such Partnership holds marketable fee title thereto, and with respect to all personal property and intangible assets, holds title free and clear of all liens, encumbrances and adverse claims, except as otherwise disclosed in schedule 14.e.xiv attached hereto. All taxes assessed with respect to any interest in real property owned by such Partnership are not delinquent as to payment.

                           xv.      That it or he has, disclosed to Glenborough
all material facts known to him or it affecting the value, legal and operational condition of the Partnerships, the General Partner Distributions, the Partnership and General Partner obligations, and the financial, legal and physical condition of the Partnership investment assets known to him or it. For purposes of this Section 14.e.xv, "material facts" shall be defined as those which result in an effect on the Partnership, Distributions or assets in an amount or value of more than $15,000.

         15. Representations and Warranties of Glenborough. Glenborough hereby represents and warrants as follows:

                  a. Glenborough is a corporation duly organized, validly existing and in good standing under the laws of the state of California and is duly qualified in such other jurisdictions where the failure to so qualify would have a material adverse effect upon its business or financial condition.

                  b. Glenborough is duly authorized to execute this Agreement. The execution and performance of this Agreement by Glenborough will not violate any order, rule, judgment or decree to which Glenborough is subject or breach any contract, agreement or commitment by which Glenborough is bound.

                  c. The execution and delivery of this agreement and the Management Agreement and the performance by Glenborough of its obligations hereunder and thereunder will not conflict with or result in the breach or violation of or constitute a default or an event of default under any law, rule or regulation, or any judgment or order of any court or any of the terms or provisions of the Articles of Incorporation or Bylaws or of any agreement or contract to which Glenborough is a party or to which Glenborough is subject.

                  d. Glenborough is not a party to any pending litigation or regulatory action which would affect its ability to carry out its obligations under this Agreement and the Management Agreement nor, to the best of the knowledge of Glenborough, is any such action or proceeding currently threatened.

                  e. Glenborough is in compliance with all applicable laws and regulations applicable to the conduct of its business.

         16. Entire agreement. This Agreement, the Management Agreement contain the entire agreement of the Parties with respect to the transactions contemplated hereby and shall not be modified or amended except by an instrument signed by or on behalf of the Parties.

         17. General Partners' Expenses. The expenses of the General Partners prior to Substitution which are reimbursable under the Partnership Agreements of the Partnerships, shall be reimbursed to the General Partner as provided for in such Partnership Agreement.

         18. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

         19. Governing-Law. This Agreement shall be governed by and enforced in accordance with the laws of the State of California.

         20. Attorneys' Fees. In any dispute between or among the Parties relating to or arising out of the interpretation or breach of this Agreement, the prevailing party or parties shall be entitled to recover from the other party or parties all reasonable expenses including without limitation attorneys' fees and court costs.

         21. Severability. If one or more of the provisions contained in this Agreement shall, for-any reason, be held unenforceable in any respect, its unenforceability shall not affect any other provisions, and the Agreement shall be construed as if the unenforceable provision had not been included.

         22. Other Acts. Glenborough and each General Partner covenants on behalf of itself and its successors, heirs and assigns to execute, with acknowledgement, verification or affidavit if required, any and all documents and writings and to perform any and all other acts that may be deemed by any such General Partner or Glenborough necessary or expedient in connection with the creation of this Agreement (including the Management Agreement), the achievement of its purposes or the consummation of any matter covered hereby.

         23. Successors and Assigns. Glenborough shall have the right to assign its rights and obligations under this Agreement and under the Management Agreement to an affiliate, as hereinafter is defined in Section 150 of the General Corporation Law of the State of California subject to the receipt of the consent of the General Partner or the General Partners who have an interest in the Partnerships which would be affected thereby, which consent will not be unreasonably withheld. Any assignment by Glenborough to any other person of any of its rights and obligations shall be subject to the consent of the General Partner or General Partners who have interests in the Partnership affected thereby, which consent may be withheld in the sole and absolute discretion of such General Partners. Subject to the foregoing, the terms and conditions of this Agreement shall be binding upon and inure to the benefit of the successors, heirs and assigns of the respective Parties.

         24. Guaranty. By his signature hereto, Guarantor hereby guarantees the full, faithful and prompt payment and performance by Glenborough of all obligations of Glenborough under this Agreement.

         25. Notices. Any notices required or permitted to be given hereunder shall be given in writing and sent by United States certified mail, return receipt requested, addressed to the respective Parties as follows:

                                    Robert Batinovich
                  To Glenborough    Glenborough Inland Realty Corporation
                  and Guarantor:    400 S. El Camino Real San Mateo,
                                    CA 94402-1708

                  With Copy to:     Randall M. Faccinto, Esq.
                                    Zankel & McGrane
                                    One Embarcadero Center Suite 1200
                                    San Francisco, CA 94111

                  To Each of the    c/o Rancon Financial Corporation
                  Other Parties:    27720 Jefferson Avenue
                                    Temecula, CA 92590

                  With copy to:     Peter R. Pancione
                                    Gipson, Hoffman & Pancione
                                    1901 Avenue of the Stars
                                    Suite 1100
                                    Los Angeles, CA 90067-6002

or at such other address as any Party may designate by written notice to the other Party. Notices shall be deemed given on the third calendar day following deposit in the United States Mail as aforesaid.

         26. Counterparts. This agreement may be executed in any number of counterparts, each of which shall be an original, but such counterparts shall, together, constitute but one and the same instrument.

         27.      Exhibits. The following exhibits are attached to this
Agreement:

                  Exhibit A - General Partner Schedule

                  Exhibit B - Schedule of General Partner Distributions

                  Exhibit C - Assignment of "0&T" Fee Receivable

                  Exhibit D - Proxy Agreement

                  Exhibit E - (Intentionally Omitted)

                  Exhibit F - Management, Administration and Consulting
                              Agreement

                  Exhibit G - Intentionally Omitted

                  Exhibit H - Schedule of Financial Statements

                  Exhibit I - Schedule of Investment Assets

                  Schedule 14.a - General Partners' Ownership Interest
                                  Encumbrances

                  Schedule 14.e.ii - Legal Disclosures

                  Schedule 14.e.iv - Litigation Disclosure

                  Schedule 14.e.v - Default Disclosure

                  Schedule 14.e.vi - Contract Disclosure

                  Schedule 14.e.vii - Recourse Debt Disclosure

                  Schedule 14.e.ix - Material Liabilities/Hazardous Substance
                                     Disclosure

                  Schedule 14.e.x - Material Lease Defaults

                  Schedule 14.e.xi - Bankruptcy, Disclosure

                  Schedule 14.e.xiii - Governmental Action Disclosure

                  Schedule 14.e.xiv - Liens Disclosure

IN WITNESS WHEREOF, each of the undersigned has executed this Agreement as of the date first written above.

GLENBOROUGH INLAND REALTY CORPORATION

By: /s/ROBERT BATINOVICH
    ---------------------------
    Robert Batinovich,
    President

RANCON FINANCIAL CORPORATION,
a California corporation

By: /s/ROBERT S. KIRKPATRICK
    ---------------------------
    Its: President

DANIEL LEE STEPHENSON FAMILY
TRUST Dated December 10, 1987

By: /s/ DANIEL LEE STEPHENSON
    ---------------------------
    Daniel Lee Stephenson,
    Trustee

/s/ DANIEL LEE STEPHENSON
---------------------------
Daniel Lee Stephenson,
Individually

GENERAL PARTNERS:

         The undersigned hereby join in the above agreement to the extend the same is made applicable to them.

/s/ DANIEL LEE STEPHENSON
----------------------------
DANIEL LEE STEPHENSON,

General Partner in
Rancon Realty Fund II, a California limited partnership,
Rancon Realty Fund III, a California limited partnership,
Rancon Realty Fund IV, a California limited partnership,
Rancon Realty Fund V, a California limited partnership, and
Rancon Realty Fund I, a California limited partnership.

RANCON FINANCIAL CORPORATION,

General Partner in
Rancon Realty Fund II, a California limited partnership,
Rancon Realty Fund III, a California limited partnership,
Rancon Realty Fund IV, a California limited partnership,
Rancon Realty Fund V, a California limited partnership, and
Rancon Realty Fund I, a California limited partnership.

By:      /s/ROBERT S. KIRKPATRICK
         -------------------------
Its:     President

RC PACIFIC REALTY PARTNERS L.P.,
a Delaware limited partnership,
General Partner

By:      /s/ROBERT S. KIRKPATRICK
         -------------------------
Its:     President of Rancon Pacific Realty Inc.
         The General Partner

RANCON INCOME PARTNERS I, L.P.,
General Partner

By:      /s/ROBERT S. KIRKPATRICK
         -----------------------------------------
Its:     President of Rancon Financial Corporation
         The General Partner

RANCON DEVELOPMENT PARTNERS VI, L.P.,
General Partner

By:      /s/ROBERT S. KIRKPATRICK
         -----------------------------------------
Its:     President of Rancon Financial Corporation
         The General Partner

RANCON 11, L.P.,
General Partner

By:      /s/ROBERT S. KIRKPATRICK
         -----------------------------------------
Its:     President of Rancon Financial Corporation
         The General Partner

PARTNERSHIPS:

         The undersigned herby join in the above agreement to the extend the same is made applicable to them.

RANCON REALTY FUND II,
a California limited partnership

By:      /s/ DANIEL LEE STEPHENSON
         -----------------------------------------
         Daniel L. Stephenson,
         General Partner

By:      RANCON FINANCIAL CORPORATION,
         General Partner

         By:      /s/ROBERT S. KIRKPATRICK
                  --------------------------------
         Its:     President

RANCON PACIFIC REALTY L.P.,
a Delaware limited partnership

By:      PC PACIFIC REALTY PARTNERS L.P.,
         General Partner

         By:      /s/ROBERT S. KIRKPATRICK
                  --------------------------------
         Its:     President of Rancon Realty Inc.
                  The General Partner

RANCON REALTY FUND III,
a California limited partnership

By:      /s/ DANIEL LEE STEPHENSON
         --------------------------------
         Daniel L. Stephenson,
         General Partner

By:      RANCON FINANCIAL CORPORATION,
         General Partner

         By:      /s/ROBERT S. KIRKPATRICK
                  --------------------------------
         Its:     President

RANCON INCOME FUND I,
a California limited partnership

By:      RANCOM INCOME PARTNERS I, L.P.,
         General Partner

         By:      /s/ROBERT S. KIRKPATRICK
                  --------------------------------
         Its:     President of Rancon Financial Corporation
                  The General Partner

RANCON DEVELOPMENT FUND VI,
By:      RANCOM INCOME PARTNERS IV, L.P.,
         General Partner

         By:      /s/ROBERT S. KIRKPATRICK
                  --------------------------------
         Its:     President of Rancon Financial Corporation
                  The General Partner

RANCON REALTY FUND V,
a California limited partnership

By:      /s/ DANIEL LEE STEPHENSON
         --------------------------------
         Daniel L. Stephenson,
         General Partner

By:      RANCON FINANCIAL CORPORATION,
         General Partner

         By:      /s/ROBERT S. KIRKPATRICK
                  --------------------------------
         Its:     President

RANCON REALTY FUND IV,
a California limited partnership

By:      /s/ DANIEL LEE STEPHENSON
         --------------------------------
         Daniel L. Stephenson,
         General Partner

By:      RANCON FINANCIAL CORPORATION,
         General Partner

         By:      /s/ROBERT S. KIRKPATRICK
                  --------------------------------
         Its:     President

RANCON REALTY FUND I,
a California limited partnership

By:      /s/ DANIEL LEE STEPHENSON
         --------------------------------
         Daniel L. Stephenson,
         General Partner

By:      RANCON FINANCIAL CORPORATION,
         General Partner

         By:      /s/ROBERT S. KIRKPATRICK
                  --------------------------------
         Its:     President

RANCON ONTARIO FREEWAY PROPERTIES FUND,
a California limited partnership

By:      RANCON 11, L.P.
         General Partner

         By:      /s/ROBERT S. KIRKPATRICK
                  --------------------------------
         Its:     President of Rancon Financial
                  The General Partners

                                    EXHIBIT A

                            General Partner Schedule

      Partnership General                       Partner
------------------------------    ------------------------------------
Rancon Realty Fund II, a          Daniel, L. Stephenson and
California limited partnership    Rancon Financial Corporation

Rancon Pacific Realty L.P., a     RC Pacific Realty Partners
Delaware limited partnership      L.P., a Delaware limited partnership

Rancon Realty Fund III, a         Daniel Lee Stephenson and
California limited partnership    Rancon Financial Corporation

Rancon Income Fund I, a           Rancon Income Partners I, L.P.
California limited partnership

Rancon Development Fund VI, a     Rancon Development Partners
California limited partnership    VI, L.P.

Rancon Realty Fund V, a           Daniel Lee Stephenson and
California limited partnership    Rancon Financial Corporation

Rancon Realty Fund IV, a          Daniel Lee Stephenson and
California limited partnership    Rancon Financial Corporation

Rancon Realty Fund I, a           Daniel Lee Stephenson and
California limited partnership    Rancon Financial Corporation

Rancon Ontario Freeway            Rancon 11, L.P.
Properties Fund, a California
limited partnership

                                    Exhibit B
                    Schedule of General Partner Distributions
         (Section references refer to applicable Partnership Agreement)

Partnership                            General Partner Distributions

Rancon Realty Fund I                -  2% of distributions of Cash
                                       Available for Distribution,
                                       pursuant to Paragraph 8.1 (b)(2)

                                    -  20% of distributions from Sale or
                                       Refinancing Subordinated to a 15%
                                       per annum cumulative non-compounded
                                       return on adjusted capital
                                       contributions pursuant to Paragraph
                                       8.2(b)

Rancon Realty Fund II               -  2% of distributions of Cash
                                       Available for Distribution.
                                       pursuant to Paragraph 8.1 (b)(2)

                                    -  20% of distributions from Sale or
                                       Refinancing Subordinated to a 15%
                                       per annum cumulative non-compounded
                                       return on adjusted capital
                                       contributions pursuant to Paragraph
                                       8.2(b)

Rancon Realty Fund III              -  2% of distribution of Cash From
                                       Operations pursuant to Paragraph
                                       11.1

                                    -  2% of distributions of Cash Other
                                       Than Cash From Operations until the
                                       Waited Partners have received a 15%
                                       annual cumulative non-compounded
                                       return on adjusted invested
                                       capital: 20% thereafter, pursuant
                                       to Paragraphs 11.2.1(i), (ii),
                                       (iii)

Rancon Realty Fund IV               -  10% of distribution of Cash From
                                       Operations pursuant to Paragraph
                                       11.1

                                    -  1% of distribution of Cash Other
                                       Than Cash From Operations until
                                       adjusted invested capital is
                                       reduced to 0 and each Holder has
                                       received a 12% annual cumulative
                                       non-compounded return on his
                                       adjusted invested capital: 0% while
                                       special additional returns are paid
                                       to Holders based on date Units
                                       purchased: 20% thereafter. pursuant
                                       to Paragraphs
                                       11.2.1(i),(ii),(iii),(iv),(v) and
                                       (vi)

Rancon Realty Fund V                -  10% of distribution of Cash From
                                       Operations pursuant to Paragraph
                                       11.1

                                    -  1% of distributions of Cash Other
                                       Than Cash From Operations until
                                       adjusted invested capital is
                                       reduced to 0 plus 1 12% per annum
                                       cumulative non-compounded return on
                                       the adjusted invested capital, plus
                                       any Holders limited incremental
                                       preferential return: 99% until
                                       distributions to the General
                                       Partner equal 20% of all prior
                                       distributions less prior
                                       distributions to the General
                                       Partner; 20% of the balance
                                       thereafter, pursuant to Paragraphs
                                       11.2.1 (i),(ii),(iii) and (iv)

Rancon Development                  -  10% of distribution of Cash From
Fund VI                                Operations, pursuant to Paragraph
                                       11.1

                                    -  1% of distributions of Cash Other
                                       Than Cash From Operations until
                                       adjusted invested capital is
                                       reduced to 0 plus a 12% per annum
                                       cumulative non-compounded return on
                                       the adjusted invested capital, plus
                                       any Holder's limited incremental
                                       preferential returns; 99% until
                                       distributions to the General

                                       Partner equal 20% of all prior
                                       distributions less prior
                                       distributions to the General
                                       Partner; 20% of the balance
                                       thereafter, pursuant to Paragraphs
                                       11.2.1(i), (ii), (iii), (iv), (vi)
                                       and (vii)

Rancon Income Fund I                -  10% of distributions of Cash From
                                       Operations subordinated to the
                                       Limited Partners receiving an
                                       annual distribution of 6% per
                                       annum, pursuant to Paragraph 11.1
                                       and Summary of Offering item
                                       defined as "Deferral by General
                                       Partner of Distributions of Cash
                                       From Operations"

                                    -  2% of distributions of Cash Other
                                       Than From Operations until the
                                       Limited Partners have received
                                       their adjusted invested capital
                                       plus a 10% preferential return plus
                                       any Holder incremental preferential
                                       return, 98% until the General
                                       Partner has received an amount
                                       equal to 15% of all prior
                                       distributions less previous
                                       distributions to the General
                                       Partner; 15% thereafter, pursuant
                                       to Paragraphs 11.2.1(i), (ii),
                                       (iii), (iv), (v), (vi) and (vii)

Rancon Pacific                      -  1% of cash distributions until the
Realty LP                              Unit Holders of Preferred Units
                                       have been distributed $7.00 per
                                       Unit, and Unit Holders of Exchange
                                       Units until they have been
                                       distributed $10.00 per Unit; 20%
                                       until the Preferred Unit Holders
                                       have been distributed an
                                       additional $3.00 per Unit; 20%
                                       thereafter pursuant to Paragraphs
                                       11.1(a),(b),(c), (d)

Rancon Ontario                      -  1% of distributions of Cash From
Freeway Properties                     Operations pursuant to Paragraph
                                       11.1

                                    -  1% of distributions of Cash Other
                                       Than From Operations until adjusted
                                       invested capital has been reduced
                                       to 0 plus a Holder Preferential
                                       Return equal to 10% per annum
                                       cumulative non-compounded on the
                                       adjusted invested capital; 100% to
                                       the General Partner until
                                       cumulative distributions to the
                                       General Partner are equal to 25% of
                                       net cash from sale or refinancing;
                                       0% thereafter, pursuant to
                                       Paragraphs 11.2.1(i),
                                       (ii),(iii),(iv),(v) and (vi)

                                    EXHIBIT C

                         ASSIGNMENT OF RIGHT TO RECEIVE
                 ORGANIZATIONAL AND TRANSITIONAL MANAGEMENT FEE

         This Assignment of the right to receive an Organizational and Transitional Management Fee ("O&T Fee") is made and entered into as of the 3rd day of January, 1995 by and between Rancon Financial Corporation, a California corporation ("Rancon") and Glenborough Inland Realty Corporation, a California corporation ("Assignee").

         WHEREAS, Section 9.2 of that certain Agreement of Limited Partnership (the "Partnership Agreement") of Rancon Pacific Realty L.P., a Delaware limited partnership dated as of September 30, 1987 (the "Partnership") entitles Rancon to receive an O&T Fee as defined in the Partnership Agreement; and

         WHEREAS, Rancon and Assignee have entered into that certain Agreement as of the ___ day of December, 1994, wherein Rancon agreed to assign to Assignee all of its right, title and interest in and to the O&T Fee.

         NOW, THEREFORE, in consideration of the above, the parties hereto agree as follows:

         1. Assignment. Rancon hereby sells, assigns and transfers to Assignee all of its right, title and interest in and to the O&T Fee as defined in Section 9.2 of the Partnership Agreement.

         2. Payment to Assignee. Any distributions, proceeds or earnings assigned under this Assignment received by Rancon shall be deemed to have been received in trust for the benefit of Assignee and such distributions, proceeds or earnings shall be paid by Rancon to Assignee as soon as practicable, but no later than five days following receipt of same.

         3. Notice to the Partnership. Rancon shall notify the Partnership that Assignee is entitled to payment of the O&T Fee and authorize the payment of such fee by the Partnership directly to Assignee.

         4. Governing Law. This agreement shall be governed by the laws of the State of California.

IN WITNESS WHEREOF, the parties have executed this Assignment as of the day and year first above written.

                                    RANCON FINANCIAL CORPORATION,
                                    a California corporation

                                    By: __________________________________
                                        Robert H.S. Kirkpatrick

                                    Its: _________________________________
                                         President

                                    GLENBOROUGH INLAND REALTY CORPORATION

                                    By: __________________________________

                                    Its: _________________________________
                                         Authorized Officer

                                    EXHIBIT D

                                      PROXY

         WHEREAS, Daniel Lee Stephenson ("Stephenson") is a general partner of _______________________________________, a California limited partnership (the
"Partnership"); and

         WHEREAS, Glenborough Inland Realty' Corporation, a California corporation ("Glenborough") desires to acquire certain of Stephenson's rights, title and interest in the general partnership interests of the Partnership (the "ownership Interests"); and

         WHEREAS, Stephenson also owns units of limited partnership interests ("Units') in the Partnership; and

         WHEREAS, Glenborough in acquiring the Ownership Interests desires that Stephenson not retain, directly or indirectly, any voting rights as a limited partner or Unit holder of the Partnership; and

         WHEREAS, Stephenson, to induce to Glenborough to acquire the Ownership Interests of the Partnership, will grant this proxy to Glenborough.

         NOW, THEREFORE, in consideration or the purchase of the ownership Interests by Glenborough, Stephenson [and Daniel Lee Stephenson and Family Trust] as owner[s] of [__________] Units of the Partnership, revoke any previous proxies and appoint Glenborough as my [our] proxy to attend all meetings of the Partnership's limited partners and to vote, execute, consent and otherwise represent those Units for me [us] in the same manner and with the same effect as if I [we] was [were] personally present.

         This proxy is irrevocable until ten years from the date hereof or until the date Stephenson sells his Units, whichever is earlier.

         Nothing contained in this proxy shall prohibit Stephenson from selling, assigning, transferring, hypothecating, pledging or otherwise disposing of his units or any interest therein.

         [This proxy is granted pursuant to Section 705(e) of the California General Corporation Law and pursuant to Section 15637(j) of the Revised Limited Partnership Act].

Dated: January 3, 1995

                                    ________________________________
                                    Daniel Lee Stephenson

                                    ________________________________
                                    Daniel Lee Stephenson, Trustee
                                    Daniel Lee; Stephenson Family Trust

                                    EXHIBIT E

                             (Intentionally Omitted)

                                   EXHIBIT F

               Management Administration and Consulting Agreement

               MANAGEMENT, ADMINISTRATION AND CONSULTING AGREEMENT

         This Management, Administration and Consulting Agreement (the "Agreement"), dated as of December 15, 1994 is made and entered into by and between Glenborough Inland Realty Corporation, a California corporation ("Glenborough"), and each of those entities described on Exhibit A attached hereto (the "General Partners") which constitute the general partners of the limited partnerships described on Exhibit A attached hereto (the "Limited Partnerships"), and the Limited Partnerships. The General Partners have entered into this Agreement on behalf of each of the partnerships for which they serve as general partners. Each of the Limited Partnerships is referred to herein as a "Partnership."

                                    RECITALS

         A. The parties intend by this Agreement to provide the terms and conditions whereby Glenborough will provide for the Partnership (i) property management services for the properties owned, operated or managed, in whole or in part, by the Partnerships; (ii) partnership administrative services which the General Partners are obligated to perform for or render to the Partnerships; and
(iii) real estate brokerage services and/or consulting services concerning the acquisition or disposition of property interests, including, without limitation, leases.

         B. This Agreement is drafted as if it were made and entered into by and between Glenborough and only one Partnership. However, notwithstanding the use of the word "Partnership" in the singular form, each and every provision of this Agreement applies to each and every Partnership listed on Exhibit A attached hereto. Further, the provisions for the management, administration and consulting services contained and defined herein shall apply to each Partnership separately.

                                    AGREEMENT

         NOW, THEREFORE, in consideration of their mutual covenants and agreements set forth in this Agreement, the parties agree as follows:

                                    EXHIBIT G

                             (Intentionally Omitted)

                                    EXHIBIT H

                        SCHEDULE OF FINANCIAL STATEMENTS

PUBLIC PARTNERSHIPS

Partnership                  Form 10-K as of:    Form 10-Q as of:

Rancon Realty Fund I         December 31, 1993   September 30, 1994

Rancon Realty Fund II        December 31, 1993   September 30, 1994

Rancon Realty Fund III       Draft - September   June 30, 1994
                             30, 1994

Rancon Realty Fund IV        October 31, 1993    July 31, 1994

Rancon Realty Fund V         November 30, 1993   August 31, 1994

Rancon Development Fund VI   November 30, 1993   August 31, 1994

Rancon Income Fund I         November 30, 1993   August 31, 1994

Rancon Pacific Realty L.P.   December 31, 1993   September 30, 1994

PRIVATE PARTNERSHIPS

Rancon Ontario Freeway Properties - Unaudited financial statements as of September 30, 1994 and December 31, 1993, as provided to the partners.

-------------------------------
1- Consolidated financial statements include Six Otay Mesa L.P., Six Stoneridge, RC/RBC J.V., Pascoe L.P. and RC Inland Development.

2- Consolidated financial statements include Villa La Jolla Partners.

                                    EXHIBIT I

                          Schedule of Investment Assets

Partnership                Investment Assets

                           Fee simple title:

Rancon Realty
Fund I                     1.       Mountain View Plaza, Kern Co. 16918 Hwy. 14,
                                    Mojave (PM 6115)
                                    Vacant: 2, 10, 11
                                    Improved: 1, 3, 4, 5, 9

                           2. Rancon Commerce Center, Temecula, Riverside, Co. Auto Center: 28696 & 28730 Via Montezuma Former Bowling Center: 28720 Via Montezuma Vacant Lots: Tract 16178-1: 8, 9, ptn. 10,
                                                 ptn.11-12
                                                 Tract 16178-2: 13,14
                                                 Tract 16178-3: 11

                           Fee simple title to:

Rancor Realty
Fund II                    1.       Alta Murrieta, Murrieta, Riverside Co. (LLA
                                    #2778) 65 AC+/-in escrow to be sold: and, slopes not accepted by County/City

                           Fee simple title to:

Rancon Realty
Fund III                   1.       GDV Property (N/W cor I-10 & Tippecanoe) San
                                    Bernardino Co.
                                    (9 AC+/-in Tract 2743 (38/47) + ptn. Lot 5,
                                    Blk 72, MB 7/2)

                           2.       Rancon Center Rancho Cucamonga, San
                                    Bernardino Co. Civic Center II (3/8568) 8280
                                    Utica Ave., R.C. Civic Center III (2/8568)
                                    8300 Utica Ave., R.C.
                                    Vacant Lots: 3/10444           7.4 AC
                                                 3'+ ptn. 2/10696 33 AC
                                                 2/11236           1.8 AC

                           Fee simple title to:

Rancon Realty
Fund IV                    1.       Lake Elsinore Square, Lake Elsinore,
                                    Riverside Co.
                                    (NW Cor I-15 + Central)         24 AC+/-

                           2.       Rancon Town Village, Temecula, Riverside Co.
                                    (2/23426) on Ynez Road          13.4 AC+/-

                           3.       Shadowridge Woodbend  Apartments
                                    1500 Shadowridge, Drive, Vista San Diego Co.

                           4. Rancon Perris Retail, Perris, Riverside Co. (17 AC SE Cor Hwy. 215 + Fourth St.)

                           5.       Tri City Corporate Center, San Bernardino
                                    Co.


                           (NE Cor I-10 + Waterman Ave)
                           Vacant Lots:
                           P.M. 11745             5: (Rmdr)   3.19 AC
                           Tract 12034:           10          2.41 AC
                                                  11          2.80 AC
                                                  31 (Rmdr)   7.40 AC
                                                  32          7.20 AC
                                                  Ptn 34     12.93 AC
                           P.M 14007:             4           0.39 AC

                                                  (vacant-575 E. Hospitality)
                                                  6           0.25 AC
                                                  (vacant-525 E. Hospitality)
                           P.M. 14126:            1           0.94 AC
                                                  A          13.48 AC Common
                                                             Parking Area

                           P.M. 14703 (Unbuilt Ptn. Promo. Retail Ctr)

                                                  4 - vacant
                                                  5 - Blockbuster Music
                                                  6 - Discovery Zone
                                                  A & B - Parking - 5.89 AC
                           Improved:              33+Ptn 34/12034   5.32 AC:
                                                  630, 636 E. Brier
                                                    (Carnegie Bus. Ctr. #l)
                                                  1/12054: 301 Vanderbilt Way
                                                  2/12054: 303 Vanderbilt Way
                                                  4/12054: 420, 424 Hospitality
                                                           Lane (Retail Center)
                           P.M. 14703:            Promotional Retail Center
                                                  l - 645 E. Hospitality Lane
                                                  ("Shops")
                                                  2 - 625 E. Hospitality Lane
                                                  (CompUSA)
                                                  3 - 595 E. Hospitality Lane
                                                  (PetSmart)

                           Fee simple title to:

Rancon Realty
Fund V                     1. Rancon Ontario Business Center, Ontario
                              San Bernardino Co.
                              Vacant: Ptn. Lot 1, Blk. 20, Tract 2244 - 35 AC+/- Improved P.M. 101898 (1-5)

                              1 - 5576 Inland Empire Blvd.

                              2 - 5556 Inland Empire Blvd.

                              3 - 651 Barrington Ave.

                              4 - 5555 Gibraltar

                              5 - 5525 Gibraltar

                           2.       Nuevo Business Park ("Perris 84"), Perris,
                                    Riverside Co. NW Cor. Hwy   215+Nuevo
                                    Road - 56 AC+/-

                           3. Ethanac Road Commercial Center ("Perris 24"), Perris, Riverside Co. 24 AC

                           4.       Tri City Corporate Center
                                    Vacant: 1/11370 - 1.57 AC
                                           14/12034 w/ Ptn. 13 + 12 - 5.2 AC

                                            4/12902 - 0.58 AC
                                            3/14703 - 0.46 Common Parking Area
                                            A/14007 - 0.37 Common Parking Area

                                            1/13910 - 0.63 AC
                                            5/13910 - 1.07 AC
                                            6/13910 - 0.31 AC
                                            7/13910 - 0.74 AC
                                            8/13910 - 0.86 AC
                                            9/13910 - 1.26 AC
                                            10/13910 - 0.33 AC
                                            11/13910 - 0.54 AC
                                            12/13910 - 0.81 AC
                                            14/13910 - 0.80 AC
                                            15/13910 - 0.27 AC
                                            16/13910 - 0.58 AC
                                            A & B/13910 - parking

                           Improved:
                                                  12 + ptn 13/12034: 720+732
                                                  E. Carnegie
                                                  Ptn 13. 740 E. Carnegie
                                                  2/13910 "One Parkside" -
                                                       560 Hospitality Lane
                                                  3/13910 "Garden Office #1" -
                                                       621 + 625 E. Carnegie Dr.
                                                  4/13910 "Garden Office #2 -
                                                       685 E. Carnegie Drive
                                                  13/13910 "Lakeside Tower" -
                                                       650 E. Hospitality Lane
                                                  C/33910 Lake

                           Fee simple title to:

Rancon Development
Fund VI                    1.       Menifee Ranch, Sun City, Riverside Co. - 186
                                    AC+/-

                           2.       Deer Springs, San Marcos, San Diego Co. 253
                                    AC+/-

                           Fee simple title held by Six Otay Mesa LP:

                           3.       Rancon Otay Industrial, Otay Mesa, San Diego
                                    - 246 AC+/-

                                    GP: Property Six Management Corporation: 0%
                                    LP: Rancon Development Fund VI: 100%

                           Fee simple title held by Six Stoneridge LP:

                           4. Stoneridge I, Moreno Valley, Riverside Co. 48 AC+/-(subject to settlement; discussions underway)

                           5. Stoneridge II, Moreno Valley, Riverside Co. 242 AC+/-

                                    GP: Property Six Management Corporation: 0%
                                    LP: Rancor Development Fund VI: 100%

                                    Fee simple title held by Rancon Business
                                    Center/ Rancho California, joint venture:

                           6.       Rancon Business Center, Murrieta, Riverside
                                    Co.
                                    Rmdr. 78 MB 8/359     7.8 AC
                                    PM 22318-1: 1-4, 8-10 9   AC+/-
                                    PM 24991: 1-4        93  AC (includes creek)
                                    PM 24991: Ptn 17     81.7 AC
                                    PM 21184-1: 8,9,19   3.0 AC
                                    Partners:  RCDF VI - 89.9%
                                               Pascoe L,P. - 10.1% (GP: RFC 1%
                                               & LP: RCDF' VI L.P. 99%)

                                    Fee simple title to:

Rancon Income
Fund I

                                    1.       Bristol Medical Center 2720 + 2740
                                             Bristol Street, Santa Ana, Orange
                                             Co.

                                    2.       Aztec Village Shopping Center 6663
                                             El Cajon Blvd., San Diego

                                    3.       Aham Tor 27901 Front Street + 28715
                                             Via Montezuma Temecula, Riverside
                                             Co.

                                    Fee simple title to:

Rancon Corporate
Center L.P.

                                    1.       Rancon Corporate Center, Murrieta,
                                             Riverside Co.
                                             PM 24382: 1-9 24 AC+/-

                                    Fee simple title to:

Rancon Ontario                      1.       Ontario 21, Ontario, San Bernardino
Freeway Properties                           Co.
                                             PM 6945: 1-7 21 AC+/-

                                    Fee simple title to:

Rancon Pacific                      1.       Pacific Bay Club Apartments
Realty, L.P.                                 4070 Huerfana, San Diego (La Jolla)

                                    2.       La Jolla Canyon Apartments 9515
                                             Genessee Avenue, San Diego (La
                                             Jolla)

                                    Fee simple title held by Villa La Jolla
                                    Partners, J.V.

                                    3.       Villa La Jolla Condos 8540 Via
                                             Mal1orca, San Diego (La Jolla)

                                             Partners: Rancon Pacific Realty,
                                             L.P. - 88.73%
                                             Transamerica La Jolla Partners -
                                             11.27%

                                  SCHEDULE 14.a

                    Liens/Encumbrances on Ownership Interests

A.       Security Interests in Favor of CASC Corp.

B.       Security Interests in Favor of Rancon Current Yield 12+, L.P.

C. Certain portions of the General Partner interests have been assigned to individuals that would entitle them to a portion of cash from operations distributions or distributions from sales. These assignments are between Daniel Lee Stephenson and the individuals. Recourse from them is to Daniel Lee Stephenson and not the Partnership.

                                SCHEDULE 14.e.ii

                              Compliance With Laws

A. All Partnerships - Partnerships may not be in compliance with certain States' (other than California) partnership information return filing requirements.

B.       Rancon Realty Fund IV - Waterman Landfill (discussions underway).

                                SCHEDULE 14.e.iv

                               Pending Litigation

A. Rancon Realty Fund III - Imperial Thrift & Loan (by virtue of Fund III's status as indemnitor in favor of Rancon Financial Corporation and Dan Stephenson as guarantors of Imperial/Sumarco loan).

B. Rancon Ontario Freeway Properties - Potential litigation by investor Kassel. No formal claim asserted or action filed. Correspondence only.

C. Rancon Development Fund VI/Stoneridge I - Litigation Pressiman Family Trust. Ongoing settlement discussions.

                                 SCHEDULE 14.e.v

                                    Defaults

A.       Rancon Development Fund VI - CASC Corp. Loan (Menifee Property)

B. Rancon Realty Fund III - Civic Center III - Rancho Cucamonga Mitsui Loan - Delinquent Property Taxes - 12/94 installment

C. Rancon Business Center - Capital Financial Loans - Delinquent Property Taxes - 12/94 installment

D.       Delinquent Property Taxes - (Schedule previously delivered to
         Glenborough)

                                SCHEDULE 14.e.vi

                          Material Agreements/Contracts

AGREEMENTS

A.       Miscellaneous Agreements:

         1. Regional Facilities Agreement Fund IV & V - Redevelopment Agency, City of San Bernardino

         2.       Development Agreement Fund IV & V - City of San Bernardino

         3. Joint Sewer Development Agreement Fund V/Rancon Ontario Freeway Properties - Santa Fe Pacific Realty Corporation

         4. Standard Sewer Facilities And/Or Service Agreement Fund V - Eastern Municipal Water District of San Jacinto

         5. Consulting Agreement Fund V/Perris 17, 24, 83 - Meridian West Management Corp. Fund IV & V - City of San Bernardino

         6.       School Mitigation Agreements

                  Fund VI - Val Verde School District
                            Perris Union High School District

                  Financing Agreement

                  Fund VI -      Nuview Union School District

         7. License and Indemnity Agreement Rancon Business Center - Rancho California Water District

         8. Agreement to Pay Special Taxes Rancon Business Center - Rancho California Water District

         9. Various Indemnity Agreements - Title Companies, in connection with Constructions Loans indemnifying against mechanics liens.

B.       Architectural Agreements:

         1. The Nadel Partnerships/Blockbuster Discovery Zone Build To Suit - Tri City

         2.       Gillis Iler & Clarke/Bally's Health Club Build To Suit - Tri
                  City

         3.       Hill Pinckert/Inland Counties Regional Center Build To Suit -
                  Tri City

C.       Real Estate Broker Agreements:

         1.       Income Fund I - Lee & Associates, expires 12-31-94

         2. Realty Fund III - CB Commercial, expires 12-31-94 Grubb & Ellis, expires 10-31-95
                  Daum Commercial, expires 10-31-95

         3.       Realty Fund IV & V - Cushman & Wakefield, expires 12-31-94

         4.       Realty Fund V - Grubb & Ellis, expires 8-14-95

                                SCHEDULE 14.e.vi

                          Material Agreements/Contracts

                                   (Continued)

CONTRACTS

A.       Major Construction Contracts:

         1.       H.K. Merron/Blockbuster Discovery Zone
                  Build To Suit - Tri City

         2.       H.K. Merron/Bally's Health Club
                  Build To Suit - Tri City

         3. Fulmer Construction/Inland Counties Regional Center Build To Suit - Tri City

B.       Tenant Improvement Contracts:

                  Pacific Interior Design
                  South Coast Electric
                  Ontario Neon
                  Mike Shill Painting
                  Jim Spilman Plumbing
                  McKinley Equipment Corp
                  Apostle Glass
                  Thiem Mechanical Co. Inc.
                  Via Verde Drywall
                  Estrada Hardware
                  MSA Industries
                  Pyro Automatic Protection

C.       Property Management Contracts:

         1.       Advertising - R.C. Pacific Realty L.P.

         2.       Pay Telephone Agreement - Income Fund I

         3.       Security Agreements - Funds IV & V

         4.       Trash Pick-up - Rancon Realty Fund I

         5.       Elevator Contract - R.C. Pacific Realty L.P.

         6.       Association Management/East Otay Mesa Planning Area - Fund VI

D.       Various:

                  Gas Monitoring Tri City Landfill - Funds IV & V

                                SCHEDULE 14.e.vii

                          Recourse and Guaranteed Debt

                               RECOURSE DEBT
                             -----------------
         Borrower                 Lender         Initial Amount
--------------------------   -----------------   --------------
Rancon Development Fund VI   CASC Corp.             $ 2,500,000

Rancon Business Ctr. JV      Capital Financial          400,000

Rancon Business Ctr. JV      Capital Financial          400,000

Rancon Fund IV               Chino Valley             2,700,480

Rancon Fund V                Chino Valley             2,800,000

Villa La Jolla Partners      Wells Fargo             17,250,000

                              GUARANTEED DEBT
                             -----------------
         Borrower                  Lender        Initial Amount
--------------------------   -----------------   --------------
Rancon Development Fund VI   CASC Corp.             $ 2,500,000

Rancon Business Ctr. JV      Capital Financial          400,000

Rancon Business Ctr. JV      Capital Financial          400,000

Rancon Fund IV               Chino Valley             2,700,480

Rancon Fund V                Chino Valley             2,800,000

Rancon Fund III              Imperial Bank            1,560,000

Rancon Fund V                Omaha Woodman            6,000,000
                             Life Ins. Co.

                                SCHEDULE 14.e.ix

               Material Liabilities/Hazardous Substance Disclosure

Rancon Realty Fund I                Mountain View Plaza, Kern Co. is adjacent to
                                    a municipal airport.

Rancon Realty Fund II               Alta Murrieta 65 acres in escrow has soils
                                    problems of alluvial/colluvial material and potentially poor compaction.

Rancon Realty Fund III              Rancon Center Rancho Cucamonga, vacant lots
                                    had historically been planted as a vineyard.

Rancon Realty Fund IV               Lake Elsinore Square was an old swap meet
                                    site.Rancon Perris 17 was farmland. Tri City was an old airport and a portion was a landfill.

Rancon Realty Fund V                Rancon Ontario Business Center was an old
                                    vineyard and is near the Kaiser facility east. Nuevo 84 was previously farmland.
                                    Ethanac 24 was previously farmland. Tri City
                                    Corporate Center was an old airport.

Rancon Development Fund VI          Menifee 186 was previously farmland. Rancon
                                    Otay Mesa was previously farmland, has
                                    vernal pools and archaeological site.
                                    StoneRidge I and II were both previously farmland.

Rancon Ontario Fwy.                 Potential impact from Kaiser facility to
Properties                          east.

Rancon Pacific                      Asbestos in all three apartment facilities.

                                 SCHEDULE 14.e.x

                                 Lease Defaults

A. Rancon Realty Fund IV - Show Industries Inc. (Blockbuster Music) - Tenant alleged that Rancon defaulted construction schedule in building turnover date and is attempting to terminate lease. RRFIV has rejected claimed default and is currently reviewing alternatives.

                                SCHEDULE 14.e.xi

                                  Bankruptcies

A.       Rancon Development Fund VI - Six Stoneridge, L.P.

                               SCHEDULE 14.e.xiii

                               Government Actions

A. Rancon Development Fund VI - Deer Springs Estates. Site under investigation by county of San Diego for possible use as a landfill - one year from April 94 - April 95.

B. Rancon Development Fund VI - Otay Mesa. General Plan Amendment approved by the County of San Diego restricting approximately 50 acres from development.

C.       Rancon Realty Fund IV - Waterman Landfill.

                                SCHEDULE 14.e.xiv

                                Liens Disclosure

                            Delinquent Property Taxes

          Owner                 Project       Amount
--------------------------   -------------   --------
Rancon Realty Fund II        FC Murrieta     $281,445

Rancon Realty Fund III       GDV             $ 14,554

Rancon Realty Fund III       RCRC            $ 95,717

Rancon Development Fund VI   RBC/JV          $729,131

Six Otay                     Otay Mesa       $855,491

Rancon Development Fund VI   Menifee         $ 56,870

Six Stoneridge               Stoneridge I    $ 27,533

Six Stoneridge               Stoneridge II   $265,276

Rancon Development Fund VI   Deer Springs    $181,766

Note: All amounts include December, 1994 installment, plus interest, penalties and redemption fees through December, 1994